UNITY BANCORP INC

3/31/2021

NASDAQ: UNTY

Forward-Looking Statements

This presentation may contain forward-looking statements with respect to Unity Bancorp's financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," and similar expressions which are intended to identify forward-looking statements.

Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond the Corporation's control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation's actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2020 which has been filed with Securities and Exchange Commission and are available in the Investor Relations section of the Corporation's website (www.unitybank.com) and on the Securities and Exchange Commission's website (www.sec.gov).

Company Snapshot

- Founded September 16, 1991
- Headquartered in Clinton, New Jersey
- Approximately $2.0 billion in assets and $1.6 billion in deposits
- Unity Bank provides financial services to retail, corporate and small business customers through its 19 retail service offices located in Bergen, Hunterdon, Middlesex, Somerset, Union and Warren Counties in New Jersey and Northampton County, Pennsylvania.

Financial Summary 3/31/2021

Balance Sheets (000s)	
Total Assets	2,004,818
Total Loans	1,668,448
Total Deposits	1,628,393
Total Equity	181,186
Loans/Deposits (%)	102.46%
Capital & Asset Quality (%)	
Equity/Assets	9.04%
NPAs/Assets (1)	0.59%
Profitability (%)	
ROAA	1.85%
ROACE	19.51%
NIM	4.09%
Efficiency Ratio (2)(3)	45.74%

(1) NPAs = nonaccrual loans + OREO
(2) These measures are not measures recognized under GAAP and are therefore considered to be non-GAAP financial measures.
(3) Efficiency ratio is total non-interest expense divided by the sum of net interest income and total non-interest income (excluding securities gains/(losses)).

Unity Bank is a wholly owned subsidiary of Unity Bancorp.

Member FDIC
Equal Opportunity Lender • Equal Housing Lender

Unity Bank Branch Locations

Unity Branch Locations	
1	Forks Township, PA
2	Phillipsburg, NJ
3	Washington, NJ
4	Clinton, NJ
5	Flemington, NJ
6	Whitehouse, NJ
7	Somerset, NJ
8	North Plainfield, NJ
9	Middlesex, NJ
10	Highland Park, NJ
11	Edison, NJ
12	South Plainfield, NJ
13	Scotch Plains, NJ
14	Union, NJ
15	Linden, NJ
16	Somerville, NJ
17	Emerson, NJ
18	Ramsey, NJ
19	Bethlehem, PA



Northampton
Warren
Hunterdon
Somerset
Middlesex
Union
Bergen
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19

Executive Management Team



James A. Hughes, CPA
President/
Chief Executive Officer



George Boyan
Chief Financial Officer



John J. Kauchak
Chief Operating Officer



Janice Bolomey
Director of Sales/
Chief Administrative Officer

	James A. Hughes, CPA	George Boyan	John J. Kauchak	Janice Bolomey
Unity Bank Experience	Joined in 2000	Joined in 2021	Joined in 1996	Joined in 2001
Banking Experience	32 years	7 years	47 years	32 years
Previous Experience	Summit Bancorp, KPMG L.L.P.	Bank Leumi USA	Resolution Trust Corporation	

Engaged Board of Directors

- David Dallas, Chairman of the Board, and Robert Dallas, Board Member, both founding members of the Bank
- Average tenure of Board Members is 15 years
- Diverse experience including financial industry, medical professionals, university professional and business ownership
- Director and Executive Officer ownership 30%

Recent Financial Performance

Financial Highlights



$5.4
$8.5
1Q2020
1Q2021
Net Income



$0.49
$0.80
1Q2020
1Q2021
Diluted EPS



$1,627.8
$1,558.0
$1,668.4
$1,628.4
12/31/2020
3/31/2021
Total Loans
Total Deposits

- Total Loans – 2.5% increase
  - 1.6% increase in commercial loans
  - 3.9% increase in consumer construction loans
- Total Deposits – 4.5% increase
  - 10.3% increase in savings deposits
  - 6.6% increase in interest-bearing demand deposits
  - 1.3% increase in interest-bearing demand deposits

Historical Growth

(dollars in millions)


Total Assets
CAGR 8.3%
$1,455.5
$1,579.2
$1,718.9
$1,958.9
$2,004.8
2,500.0
2,000.0
1,500.0
1,000.0
500.0
-
2017
2018
2019
2020
3/31/2021


Total Loans
CAGR 9.3%
$1,170.7
$1,304.6
$1,425.6
$1,627.8
$1,668.4
1,800.0
1,600.0
1,400.0
1,200.0
1,000.0
800.0
600.0
400.0
200.0
-
2017
2018
2019
2020
3/31/2021


Total Deposits
CAGR 11.8%
$1,043.1
$1,207.7
$1,250.1
$1,558.0
$1,628.4
1,800.0
1,600.0
1,400.0
1,200.0
1,000.0
800.0
600.0
400.0
200.0
-
2017
2018
2019
2020
3/31/2021


Total Equity
CAGR 11.3%
$118.1
$138.5
$160.7
$173.9
$181.2
200.0
180.0
160.0
140.0
120.0
100.0
80.0
60.0
40.0
20.0
-
2017
2018
2019
2020
3/31/2021

Loan Mix

(dollars in millions)



$1,800.00
$1,600.00
$1,400.00
$1,200.00
$1,000.00
$800.00
$600.00
$400.00
$200.00
$-
CAGR 9.3%
$1,170.7
$66.8
$57.2
$52.7
$365.1
$628.9
$1,304.6
$50.5
$61.0
$62.9
$436.1
$694.1
$1,425.6
$49.3
$71.0
$72.5
$467.7
$765.1
$1,627.8
$48.9
$118.2
$66.1
$87.2
$467.6
$839.8
$1,668.4
$47.1
$169.1
$60.5
$90.5
$448.1
$853.1
2017
2018
2019
2020
3/31/2021
Commercial
Residential
Consumer construction
Consumer
PPP
SBA

Loan Composition - Regulatory Classification



Other 0.0%
Consumer 0.1%
Non Owner Occ. CRE 18.0%
1-4 Family 31.3%
Constr & Land Dev 10.9%
Owner Occ. CRE 24.4%
Comm & Industr 15.3%

Regulatory Loan Composition (in $000s)

	Balance
Non Owner Occ. CRE	$ 300,640
1-4 Family	521,741
Constr & Land Dev	182,585
Owner Occ. CRE	406,315
Comm & Industr	255,666
Other	159
Farm	80
Consumer	1,262
Total Loans	$ 1,668,448

Deposit Trend

(dollars in millions)



$1,800.00
$1,600.00
$1,400.00
$1,200.00
$1,000.00
$800.00
$600.00
$400.00
$200.00
$-
CAGR 11.8%
$1,043.2
$1,207.7
$1,250.1
$1,558.0
$1,628.4
$256.1
$270.2
$279.8
$459.7
$465.5
144.0
155.1
159.2
204.2
217.7
$225.5
$357.0
$404.2
$438.6
$442.9
$417.6
$425.4
$406.9
$455.5
$502.3
2017
2018
2019
2020
3/31/2021
Savings deposits
Time deposits
Interest-bearing deposits
Noninterest-bearing deposits



Deposit Composition
Jumbo CDs 4.6%
Money Market 1.7%
Retail CDs 22.5%
Transactional Accts 41.9%
Other Savings 29.2%

Summary Income Statement and Profitability

(dollars in millions)

	1Q2020		1Q2021	
Net Interest Income	$	15.2	$	18.0
Provision for Loan Losses		1.5		0.5
Noninterest Income		2.5		3.7
Noninterest Expense		9.3		9.8
Provision for Income Taxes		1.5		2.9
Net Income	$	5.4	$	8.5
Diluted Earnings Per Share	$	0.49	$	0.80
Return on Average Assets		1.32 %		1.85 %
Return on Average Equity		13.23		19.51
Net Interest Margin		3.92		4.09

Net Interest Income & Net Interest Margin

(dollars in millions)



$90.00
$80.00
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$-
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
3.83%
3.97%
3.95%
3.85%
$45.8
$53.8
$57.6
$64.4
2017
2018
2019
2020
Net Interest Income
Net Interest Margin



$25.00
$20.00
$15.00
$10.00
$5.00
$-
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.92%
4.09%
$15.2
$18.0
3/31/2020
3/31/2021
Net Interest Income
Net Interest Margin

Noninterest Income
(dollars in millions)


$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$-
$8.3
$9.0
$9.5
$12.9
2017
2018
2019
2020
Noninterest Income


$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
$2.5
$3.7
3/31/2020
3/31/2021
Noninterest Income

Noninterest Expense

(dollars in millions)



$50.00
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$-
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.37%
2.34%
2.25%
2.24%
$30.0
$33.4
$34.7
$39.3
2017
2018
2019
2020
Noninterest Expense
Noninterest Expense/Average Assets



$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$-
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.27%
2.10%
$9.3
$9.8
3/31/2020
3/31/2021
Noninterest Expense
Noninterest Expense/Average Assets

Profitability Progression

Diluted Earnings and Dividends per Share


$2.50
$2.00
$1.50
$1.00
$0.50
$-
$1.36
$2.01
$2.14
$2.19
$0.23
$0.27
$0.31
$0.32
2017
2018
2019
2020
Dividends Per Share
Diluted EPS


$1.00
$0.80
$0.60
$0.40
$0.20
$-
$0.49
$0.80
$0.08
$0.08
3/31/2020
3/31/2021
Dividends Per Share
Diluted EPS

Repurchased Shares

2021 Stock Buyback									
January	-	$	-	$	-	$	-	$	-
February	60,095		1,152,561		3,050		19.18		1,155,611
March	9,692		193,647		507		19.98		194,154
Total	**69,787**	**$**	**1,346,208**	**$**	**3,557**	**$**	**19.29**	**$**	**1,349,765**

Remaining Shares Available	**700,688**


UNITY BANK
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